Related Party Balances and Transactions	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
Related Party Balances and Transactions
Note 20 - Related Party Balances and Transactions

Related party balances and transactions are with related companies and principal shareholders. Yehuda Zisapel, who passed away in March 2024, was a shareholder of the Company. Zohar Zisapel who passed away in May 2023, was the former Chairman of the Board of Directors of the Company and a principal shareholder. Since May 2023, the entities of the RAD-BYNET group are no longer considered related parties to Ceragon. Yehuda and Zohar Zisapel were brothers who did not have a voting agreement between them. Jointly or severally, they were also founders, directors and principal shareholders of several other companies that are known as the RAD-BYNET group.

Members of the RAD-BYNET group provide the Company on an as-needed basis with information systems infrastructure, administrative services, and medical insurance, as well as in connection with logistics services; the Company reimburses each company for its costs in providing these services. The aggregate amount of these expenses was approximately $941 thousand, $1,662 thousand and $2,677 thousand in 2023, 2022 and 2021, respectively.

The Company leased its offices in Israel from real estate holding companies controlled by Yehuda and Zohar Zisapel. The leases were expired by the end of 2021.

The aggregate amount of rent and maintenance expenses related to these properties were approximately $0 thousand, $0 thousand and $894 thousand in 2023, 2022 and 2021, respectively.

The Company has an OEM arrangement with RADWIN, a member of RAD-BYNET group, according to which the Company purchases RADWIN products that are then resold to the Company's customers. In addition, the Company purchases certain inventory components from other members of the RAD-BYNET group, which are integrated into its products. The aggregate purchase price of these components was approximately $104 thousand, $122 thousand and $305 thousand for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company purchases certain property and equipment from members of the RAD- BYNET group, the aggregate purchase price of these assets was approximately $37 thousand, $180 thousand and $175 thousand for the years ended December 31, 2023, 2022 and 2021, respectively.

As part of the operating agreements with Orocom for the Pronatel project in Peru, the Company had two seats in Orocom’s board of directors out of four seats, as well as other protective rights in Orocom. As a result, Orocom and its shareholders were defined as “related companies” of Ceragon. As of December 31, 2021, the Company has no seats in Orocom’s board of directors and following the return of the guarantees in the beginning of 2020, the Company’s protective rights in Orocom were revoked. As a result of the above Orocom and its shareholders are not defined as “related companies” of Ceragon.

Transactions with related parties:

	Year ended December 31,
	2023	2022	2021
	$ thousands	$ thousands	$ thousands
Revenues	77	47	394
Cost of revenues	295	345	1,125
Research and development expenses	3	115	608
Sales and marketing expenses	252	284	617
General and administrative expenses	495	1,040	1,527
Purchase of property and equipment	37	180	175

Balances with related parties:

	December 31, 2023	December 31, 2022
	$ thousands	$ thousands
Trade Receivables	-	-
Trade payables, other accounts payable and accrued expenses	-	380